UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 12, 2012

FULL HOUSE RESORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32583	13-3391527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4670 S. Fort Apache Road, Suite 190 Las Vegas, Nevada	89147
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  702-221-7800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

The information provided in Item 5.02 below is incorporated herein by reference.

Item 1.02                      Termination of a Material Definitive Agreement.

The information provided in Item 5.02 below is incorporated herein by reference.

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2012, Full House Resorts, Inc. (the “Company”) issued a press release announcing certain managerial changes that are expected to take effect in December.  The press release is furnished as Exhibit 99.1.

The Company is splitting the responsibilities of Chief Operating Officer and Chief Financial Officer currently held by Mark Miller.  Mr. Miller will retain the title and responsibilities of Chief Operating Officer.

Deborah Pierce will be joining the Company as Chief Financial Officer.  Ms. Pierce, age 64, is a CPA and has been Chief Financial Officer of Hooters Casino Hotel since 2005.  Prior to that, she served as a key finance executive in various other casino operations, including Vice President of Finance for Ameristar Casinos, Inc. and Vice President of Finance for Silverton Casino, LLC.  The Company expects to enter into an employment agreement with Ms. Pierce prior to her employment commencing sometime in December.  Her base salary will be $250,000, and she will be entitled to participate in the annual incentive compensation plan and potential stock grants.

Additionally, Wes Elam’s title has been changed to Senior Vice President of Western Operations, and he will be responsible for the Company’s Northern Nevada properties as well as the Company’s Buffalo Thunder management contract.  Mr. Elam will report to Mr. Miller.  In conjunction with these changes, Mr. Elam’s existing employment agreement dated April 10, 2007 has been terminated along with all associated obligations.  Mr. Elam’s current base salary will remain the same, and his bonus potential for 2013 has been reduced to 50% of his base salary.

Also, Barth Aaron, the Company’s General Counsel and Secretary, will be departing the Company effective December 1, 2012.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

        10.1    Letter Agreement dated November 12, 2012, between Full House Resorts, Inc. and T. Wesley Elam.

99.1               Press release dated November 15, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Full House Resorts, Inc.

Date: November 15, 2012	/s/ Mark Miller
Mark Miller
Executive Vice President /Chief Financial Officer/Chief Operating Officer

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